Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 30, 2005
Prospectus

The following information replaces the biographical information for Matthew Friedman and Matthew Fruhan found in the "Fund Management" section on page 20.

Christopher Bartel is manager of VIP Cyclical Industries Portfolio, which he has managed since December 2005. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, CT-based private equity firm, from 1996 to 1998.

Charles Hebard is manager of VIP Financial Services Portfolio, which he has managed since May 2005. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

VIPFCI-05-04 December 15, 2005
1.765122.121

Supplement to
Fidelity® Variable Insurance Products
Investor Class
June 14, 2005
Prospectus

The following information replaces the biographical information for Matthew Friedman found in the "Fund Management" section on page 20.

Christopher Bartel is manager of VIP Cyclical Industries Portfolio, which he has managed since December 2005. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, CT-based private equity firm, from 1996 to 1998.

VIPINVF-05-01 December 15, 2005
1.824639.100